                                                                 EXHIBIT 99 (i)




               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   Form 11-K





(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934 [FEE REQUIRED]

For the fiscal year ended December 31, 1994


                                      OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ____________________   to   ____________________



Commission file number 1-5683


A. Full title of the Plan and the address of the Plan, if different from that of the issuer named below:

            USLIFE Corporation Employee Savings and Investment Plan


B. Name of issuer of the securities held pursuant to the Plan and the address of its principal executive office:

                              USLIFE Corporation
                                125 Maiden Lane
                           New York, New York  10038

      USLIFE Corporation Employee Savings and Investment Plan


  Index to Financial Statements and Financial Statement Schedules


                                                             Page
                                                             ____

Independent Auditors' Report...............................     3

Statements of Financial Position as of
 December 31, 1994 and 1993................................     4

Statements of Income and Changes in Plan Equity
 for the three years ended December 31, 1994...............     5

Notes to Financial Statements..............................     6

Schedule I - Investments...................................     *

Schedule II - Allocation of Plan Assets and Liabilities to
 Investment Programs as of December 31, 1994 and 1993......    15

Schedule III - Allocation of Plan Income and Changes in
 Plan Equity to Investment Programs for the three years
 ended December 31, 1994...................................    19



______________________



* Schedule I has been omitted because the required information is incorporated in the financial statements or notes thereto.

                         INDEPENDENT AUDITORS' REPORT
                         ____________________________


The Board of Directors and Shareholders
USLIFE Corporation:



We have audited the financial statements of the USLIFE Corporation Employee Savings and Investment Plan as listed in the accompanying index. In connection with our audits of the financial statements, we have also audited the financial statement schedules as listed in the accompanying index. These financial statements and financial statement schedules are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the USLIFE Corporation Employee Savings and Investment Plan as of December 31, 1994 and 1993, and the income and changes in its plan equity for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



                                       /s/ KPMG Peat Marwick LLP
                                           KPMG Peat Marwick LLP
March 30, 1995
345 Park Avenue
New York, New York

           USLIFE Corporation Employee Savings and Investment Plan
                      Statements of Financial Position
                         December 31, 1994 and 1993


         Assets                                   1994           1993
         ______                                   ____           ____

Investments, at market (Notes 1 and 6):

    USLIFE Corporation common stock           $18,365,873    $18,158,628

    Participation in Bankers Trust Company
     Discretionary Account - Short Term
     Investment Fund                            6,178,057      5,601,727

    Participation in Bankers Trust Company
     Short / Intermediate Bond Fund -
     General Employee Benefit Trust             6,212,953      6,160,487

    Participation in Bankers Trust Company
     Equity Fund - General Employee Benefit
     Trust                                      8,363,684      8,319,977

    Participation in Bankers Trust Company
     Directed Account - Short Term Investment
     Fund                                         581,872        632,871

    Loans to participants                       2,246,325      2,064,412
                                              ___________    ___________
      Total investments                        41,948,764     40,938,102

Investment income accrued                          46,179         31,067
Accrued contributions receivable:
    Participant                                    24,198            522
    Employer                                       11,611             -
                                              ___________    ___________

      Total accrued contributions receivable       35,809            522

                                              ___________    ___________


        Total assets                          $42,030,752    $40,969,691
                                              ===========    ===========


    Liabilities and Plan Equity
    ___________________________

Distributions to terminated and withdrawing
 participants payable                         $   245,081    $   114,417

Forfeiture credits payable                         11,883          9,441

                                              ___________    ___________
        Total liabilities                         256,964        123,858

Plan equity                                    41,773,788     40,845,833
                                              ___________    ___________
        Total liabilities and plan equity     $42,030,752    $40,969,691
                                              ===========    ===========


See accompanying notes to financial statements.

            USLIFE Corporation Employee Savings and Investment Plan
                             Statements of Income
                          and Changes in Plan Equity
                  For the Three Years Ended December 31, 1994


                                      1994           1993           1992
                                      ____           ____           ____
Investment income:
   Dividends on common stock     $   632,794    $   565,234    $   486,409
   Income from pooled investment
    funds                            268,993        191,589        212,179
   Interest on loans to
    participants                     144,743        146,437        137,498
                                 ___________    ___________    ___________
Total investment income            1,046,530        903,260        836,086

Appreciation of USLIFE
 Corporation common stock
 distributed to terminated and
 withdrawing participants             49,627         61,870          9,460

Net gain on sale of securities       434,318        352,353        115,095

Unrealized appreciation or
 (depreciation) of plan
 assets (Notes 1 and 6)           (2,966,879)     1,923,905      2,540,982
                                 ___________    ___________    ___________

                                  (1,436,404)     3,241,388      3,501,623
                                 ___________    ___________    ___________
Contributions (Notes 1 and 2):
   Rollover                          219,739        258,979         75,060
   Participant                     3,814,105      3,751,933      3,390,369
   Employer:
    USLIFE Corporation
     common stock                  1,156,081      1,097,881        947,772
    Cash                             629,419        692,655        661,050
                                 ___________    ___________    ___________
        Total contributions        5,819,344      5,801,448      5,074,251
                                 ___________    ___________    ___________
    Total additions to plan        4,382,940      9,042,836      8,575,874
                                 ___________    ___________    ___________
Distributions to terminated and
   withdrawing participants:
 USLIFE Corporation
     common stock                    158,023        310,701        115,938
 Cash                              3,296,962      2,613,982      2,706,071
                                 ___________    ___________    ___________
        Total distributions        3,454,985      2,924,683      2,822,009
                                 ___________    ___________    ___________

        Changes in plan equity       927,955      6,118,153      5,753,865
Plan equity:
   Beginning of year              40,845,833     34,727,680     28,973,815
                                 ___________    ___________    ___________
   End of year                   $41,773,788    $40,845,833    $34,727,680
                                 ===========    ===========    ===========


See accompanying notes to financial statements.

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements

(1)  Summary of Significant Accounting Policies:
     ___________________________________________

          (a) The accompanying Statements of Financial Position and Statements of Income and Changes in Plan Equity present financial information of the USLIFE Corporation Employee Savings and Investment Plan (the "Plan") on an accrual basis. The Plan consists of four funds:

                      Fund A - USLIFE Corporation Common Stock Fund Fund B - Fixed Income Fund
                      Fund C - General Equity Fund
                      Fund D - Short Term Investment Fund

          The Plan  also grants  loans to  qualified  participants,  as
          described under  "Description of  the Plan."   The  Plan  was
          established effective January 1, 1982.

          (b) Investments of the USLIFE Corporation Common Stock Fund consist primarily of common stock of USLIFE Corporation ("USLIFE"), which is stated at market value. USLIFE common stock may be purchased for the Plan, at market value, by Bankers Trust Company (the "Trustee") directly from USLIFE or in the open market. Common stock purchased from USLIFE may either be authorized but unissued shares or shares reacquired and held in USLIFE's treasury. Security transactions are recognized on the trade date. Dividend income is recorded on an accrual basis as of the ex-dividend date.

          Investments of the Fixed Income Fund consist primarily of participation in the Bankers Trust Short/Intermediate Bond Fund - General Employee Benefit Trust ("GEBT") composed principally of bonds, United States government securities and other fixed income securities of companies other than USLIFE. These investments are stated at market value.

          Investments of the General Equity Fund consist primarily of participation in the Bankers Trust Equity Fund - GEBT composed of common stocks of companies other than USLIFE. This fund also holds certain fixed income securities as temporary investments. All investments in this fund are stated at market value.

          Investments of the Short Term Investment Fund ("STIF") consist primarily of participation in the Bankers Trust Discretionary Account composed of investments in short-term securities of companies other than USLIFE. These investments are stated at market value.

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements


Unrealized appreciation (depreciation) for each fund at the beginning and end of each year and the net increase (decrease) for each year included in the Statements of Income and Changes in Plan Equity are as follows:


                                               1994
                       _______________________________________________________

                          Total       Fund A      Fund B     Fund C     Fund D
                          _____       ______      ______     ______     ______

Balance at beginning
  of year              $11,932,958  $ 7,173,774  $1,839,385  $2,919,799  $  --
Balance at end of year   8,966,079    5,353,794   1,507,953   2,104,332     --
                       ___________  ___________  __________  __________  _____
 Net change            $(2,966,879) $(1,819,980) $ (331,432) $ (815,467) $  --
                       ===========  ===========  ==========  ==========  =====




                                               1993
                       _______________________________________________________

                          Total       Fund A      Fund B     Fund C     Fund D
                          _____       ______      ______     ______     ______

Balance at beginning
  of year              $10,009,053  $ 6,366,146  $1,474,123  $2,168,784  $  --
Balance at end of year  11,932,958    7,173,774   1,839,385   2,919,799     --
                       ___________  ___________  __________  __________  _____
 Net change            $ 1,923,905  $   807,628  $  365,262  $  751,015  $  --
                       ===========  ===========  ==========  ==========  =====



                                                1992
                       _______________________________________________________

                           Total      Fund A       Fund B     Fund C    Fund D
                           _____      ______       ______     ______    ______
Balance at beginning
  of year              $ 7,468,071  $ 4,431,732  $1,198,410  $1,837,929  $  --
Balance at end of year  10,009,053    6,366,146   1,474,123   2,168,784     --
                       ___________  ___________  __________  __________  _____
 Net change            $ 2,540,982  $ 1,934,414  $  275,713  $  330,855  $  --
                       ===========  ===========  ==========  ==========  =====




(c) Distributions to terminated and withdrawing participants are based upon the market value of units and/or shares credited to the participants' accounts as of the effective date of termination or withdrawal.

(d) Contributions made by USLIFE are reported net of forfeitures of $81,358, $96,366 and $88,566 during 1994, 1993 and 1992, respectively.

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements


(2)  Description of the Plan
     _______________________

     The Plan is an employee savings and investment plan for eligible employees of USLIFE Corporation and subsidiaries (the "Company").

     Under the Plan, eligible employees may contribute from a minimum of 1% to a maximum of 12% of their salary, as defined under the Plan, each pay period. The first 3% of the salary an employee contributes to the Plan is designated as the basic contribution. The next 9% of salary an employee contributes is designated as the supplemental contribution. For those employees who are not highly compensated under IRS regulations (ie., those employees earning less than $66,000, $66,000 and $64,245 in 1995, 1994 and 1993, respectively), up to 12% of the employee's salary may be contributed on a pre-tax basis under the Extra Savings Potential ("ESP") option. Those employees who are highly compensated may contribute up to 7% of salary under the ESP option. USLIFE will contribute an amount equal to 100% of the employees' basic contribution each pay period on behalf of all participating employees. All USLIFE contributions will be invested on behalf of the Plan's participants in the USLIFE Corporation Common Stock Fund. No more than $150,000, as adjusted by law, may be included in "Salary" for Plan Years after 1993. As a result, contributions by Participants and Company Contributions during 1994 and later Plan Years will be limited for those employees with compensation exceeding the maximum. There are additional limitations under the Tax Reform Act of 1986 ("TRA") which are discussed below.

     Employees may designate that their contributions be invested entirely in any one of the four available funds or in 25%
     increments among two, three, or all four of such funds. All Participant contributions vest immediately.

     USLIFE contributions vest under a five-year graded vesting schedule which provides for 20% vesting upon the completion of the first year of participation and an additional 20% vesting upon the completion of each additional year of participation until 100% vesting is reached at the end of the fifth year of participation. 100% of USLIFE contributions may also vest, notwithstanding length of time in the Plan, under certain conditions including retirement, death, permanent disability, the acquisition of a specified percentage of the voting stock of USLIFE by another entity under stated circumstances ("acquisition"), or the occurrence of any transaction requiring the affirmative vote of 80% of the outstanding stock of the Company entitled to vote under certain circumstances ("transaction"). Such an acquisition or transaction also results in the inclusion of all severance payments in Salary

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements

     for  purposes   of  the   benefit  calculation.  The  value  of  a
     Participant's account is determined using the unit value method for all Funds.

     Upon death, retirement, permanent disability, or other termination of employment, or pursuant to a Qualified Domestic Relations Order as that term is defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, the amount credited to a Participant's account is distributed to the employee or employee's beneficiary either in an immediate single sum or in installments over a period not to exceed ten years. A Participant may withdraw from the Plan an amount credited to his account attributable to his contributions and fully vested Company contributions at any time, subject to certain restrictions regarding resumption of contributions and subsequent withdrawals. Withdrawals or distributions from the USLIFE Corporation Common Stock Fund which are made by officers of USLIFE Corporation or its subsidiaries who are subject to the short-swing profit provisions of the Securities Exchange Act of 1934 ("subject officers") will be paid in shares of USLIFE Corporation common stock, unless the Participant ceases further purchases of USLIFE Corporation common stock under the Plan for six months, in which case the withdrawal can be made in cash. All other Participants may elect to receive withdrawals from the USLIFE Corporation Common Stock Fund in cash or in shares of USLIFE Corporation common stock. A demonstration of financial hardship is required for a withdrawal from a Participant's vested account balance under the ESP option, unless the Participant has attained age 59-1/2 or is totally disabled as that term is defined by the Social Security Administration. A withdrawal of the earnings on ESP contributions accruing after December 31, 1988 is not permitted under any circumstances. A Participant must first seek a loan from the Plan before making a hardship withdrawal. For distributions made on or after January 1, 1993, a distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan. In the absence of such a request, the Plan Administrator is required to withhold 20% of the eligible rollover distribution for federal tax purposes.


     A Participant who has participated in the Plan for one year or more may borrow once in any Plan Year, after meeting certain Plan requirements, from his fully vested account balance provided that the total amounts borrowed and not repaid (including interest due and unpaid) do not exceed the lesser of (1) $50,000, or (2) 50% of the value of the Participant's vested account balance. For Participants with vested account balances of $100,000 or more, the maximum loan amount is $50,000 reduced by the highest outstanding loan balance during

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements

     the one year period ending on the day before the new loan is made. A loan which is funded in any part by the Participant's holdings in the USLIFE Corporation Common Stock Fund, for subject officers, will result in the suspension of further purchases of USLIFE Corporation common stock for six months. To comply with the interest rate requirements of the Department of Labor, the current interest rate charged on new loans for the term of the loan is changed monthly and based on the average of three or more rates charged by commercial lenders on comparable loans secured by passbook accounts. Loans to Participants are for terms of not less than one year and not more than five years, with the exception of loans for the purchase of a principal residence which may be for up to 30 years. Payments of principal and interest on such loans commence in the month following the month during which the loan proceeds are disbursed to the Participant, and are accomplished by payroll deduction from the wages of the Participant according to an amortization schedule which is established by the Administrative Committee in a nondiscriminatory manner. A loan made to a Plan Participant under this provision matures in full upon the retirement, death, or termination of employment of the Participant. A Participant may accelerate repayment at the end of any month during the term of the loan, after the loan has been in force for at least one year, provided that such repayment includes the full remaining principal together with interest to the date of repayment. A Participant may also consolidate or renegotiate an outstanding Plan loan subject to certain requirements. The Plan provides that the loan program is to be managed by the Administrative Committee in a uniform and nondiscriminatory manner and that the Administrative Committee may determine an overall limit on the amount of loans that may be provided by the Plan to all Participants at any one time and may establish such further rules and limitations as it deems appropriate.

     Any Company contributions made on behalf of a terminated employee which are not vested will be forfeited upon termination of employment and will be used to reduce the Company's future contributions to the Plan. Distributions of the USLIFE Corporation Common Stock Fund may generally be paid in cash or in shares of USLIFE common stock, pursuant to the election of the Participant (fractional shares are paid in cash); Participants who are subject to the short swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934 must take any distribution from the USLIFE Corporation Common Stock Fund while employed by the Company in shares unless the distribution is being made in connection with a Qualified Domestic Relations Order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, in which case the

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements

     distribution may be taken in cash. Distributions of Funds B, C, and D are paid in cash.

     As of December 31, 1994 and 1993 there were 5,203,393 and 4,854,419 total units in Fund A, 1,565,576 and 1,562,614 total units in Fund B, 1,749,727 and 1,634,931 total units in Fund C and 2,339,992 and 2,137,157 total units in Fund D, with unit values of $3.63 and $3.87, $3.82 and $3.91, $4.76 and $5.10 and $2.70 and
     $2.59, respectively.

     The Plan permits consideration of any bonus amounts, including those received by officers of subsidiary companies, for purposes of determining benefits derived from the Plan. Retirees and terminated employees with over $3,500 in Company contributions are permitted to defer commencement of benefits for up to sixty months. Participants subject to the short-swing profit provisions of the Securities Exchange Act of 1934 who are making a withdrawal in connection with their retirement or termination of employment may make such withdrawals in the form of cash or USLIFE common stock. Employees not subject to those Securities Exchange Act requirements are permitted to make any withdrawals in the form of cash or USLIFE common stock.

     The Tax Reform Act of 1986 ("TRA") made major changes which affect the provisions of the Plan. Adoption of the required plan amendments was not required until the end of 1994 if the Plan operated as if the new provisions had been formally adopted. Briefly summarized, the required amendments, which were formally adopted in December 1994, provide as follows: The maximum annual Extra Savings Potential ("ESP") contribution is $7,000, as adjusted by a cost of living factor for plan years after 1987. If a Participant's contribution to his ESP account and to other 401(k) plans exceeds $7,000 in 1987 or such amount as adjusted in any calendar year thereafter he may notify the Plan administrator in writing and obtain a distribution of the excess amount and any earnings thereon. The maximum annual addition to a Participant's account including all employee and Company contributions cannot exceed the lesser of 25% of compensation or $30,000, as adjusted pursuant to statute. New nondiscrimination tests contain a formula which limits the average contribution percentages of "highly compensated employees," a group which potentially includes those earning over $45,000 per year, as adjusted by law. In the event that the average contribution percentages of the highly compensated exceed the levels set in the nondiscrimination tests, the excess contributions will not be accepted, or will be returned to the affected highly compensated employees.

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements


(3)  Changes in Investment in USLIFE Common Stock
     ____________________________________________

Changes in investment in USLIFE common stock, at cost, for the years ended December 31, 1994 and 1993 were as follows:

                                          1994                   1993
                                  ___________________     __________________
                                   Shares       Cost      Shares       Cost
                                   ______       ____      ______       ____
 USLIFE common stock:

   Balance at January 1           473,189   $10,984,854   450,960  $ 9,981,154
   Purchases                       57,895     2,135,621    29,845    1,179,328
   Distributions to participants
     and sales of stock             4,464       108,396     7,616      175,628
                                  _______   ___________   _______   __________
   Balance at December 31         526,620   $13,012,079   473,189  $10,984,854
                                  =======   ===========   =======   ==========




(4)  Administration of the Plan
     __________________________

Under the terms of a trust agreement between the Trustee and the Plan, the Trustee manages the Plan's assets on behalf of the Plan. As of December 31, 1994 and 1993 substantially all of the Plan's assets were held by the Trustee. The USLIFE Corporation Employee Savings and Investment Trust provides that the Company will pay all administration and brokerage commission charges on purchases of USLIFE Corporation common stock for employee accounts.


(5)  Federal Income Taxes
     ____________________

In July, 1986, the Plan received an Internal Revenue Service determination stating that the Plan meets the requirements of Section 401(a) of the Internal Revenue Code, as amended, and that the trust established thereunder is entitled to exemption from payment of Federal income taxes under provisions of Section 501(a) of the Code. Employees participating in the Plan are not taxed currently on Company contributions or on the earnings of the trust. See Note
(2) of Notes to Financial Statements as to the impact of the Tax Reform Act of 1986 on certain provisions of the Plan.

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements


(6)  Net Unrealized Appreciation
     ___________________________

The net unrealized appreciation of the investments of the Plan at December 31, 1994, 1993 and 1992 was as follows:


                                                          1994
                                        ______________________________________
                                                                      Net
                                                                   Unrealized
                                          Cost         Market     Appreciation
                                          ____         ______     ____________


 USLIFE Corporation common stock        $13,012,079  $18,365,873   $ 5,353,794
 Participation in Bankers Trust
  Company Discretionary Account - STIF    6,178,057    6,178,057           --
 Participation in Bankers Trust
  Company Short/Intermediate Bond
  Fund - GEBT                             4,705,000    6,212,953     1,507,953
 Participation in Bankers Trust
  Company Equity Fund - GEBT              6,259,352    8,363,684     2,104,332
 Participation in Bankers Trust
  Company Directed Account - STIF           581,872      581,872           --
 Loans to participants                    2,246,325    2,246,325           --
                                        ___________  ___________   ___________

 Total investments                      $32,982,685  $41,948,764   $ 8,966,079
                                        ===========  ===========   ===========



                                                          1993
                                        ______________________________________
                                                                      Net
                                                                   Unrealized
                                          Cost         Market     Appreciation
                                          ____         ______     ____________


 USLIFE Corporation common stock        $10,984,854  $18,158,628   $ 7,173,774
 Participation in Bankers Trust
  Company Discretionary Account - STIF    5,601,727    5,601,727           --
 Participation in Bankers Trust
  Company Short/Intermediate Bond
  Fund - GEBT                             4,321,102    6,160,487     1,839,385
 Participation in Bankers Trust
  Company Equity Fund - GEBT              5,400,178    8,319,977     2,919,799
 Participation in Bankers Trust
  Company Directed Account - STIF           632,871      632,871           --
 Loans to participants                    2,064,412    2,064,412           --
                                        ___________  ___________   ___________

 Total investments                      $29,005,144  $40,938,102   $11,932,958
                                        ===========  ===========   ===========

            USLIFE Corporation Employee Savings and Investment Plan
                         Notes to Financial Statements


                                                          1992
                                        ______________________________________
                                                                      Net
                                                                   Unrealized
                                          Cost         Market     Appreciation
                                          ____         ______     ____________

 USLIFE Corporation common stock        $ 9,981,154  $16,347,300   $ 6,366,146
 Participation in Bankers Trust
  Company Discretionary Account - STIF    5,530,331    5,530,331         --
 Participation in Bankers Trust
  Company Short/Intermediate Bond
  Fund - GEBT                             3,731,345    5,205,468     1,474,123
 Participation in Bankers Trust
  Company Equity Fund - GEBT              3,988,382    6,157,166     2,168,784
 Participation in Bankers Trust
  Company Directed Account - STIF           537,859      537,859         --
 Loans to participants                    1,655,303    1,655,303         --
                                        ___________  ___________   ___________

 Total investments                      $25,424,374  $35,433,427   $10,009,053
                                        ===========  ===========   ===========



(7)  Termination of the Plan
     _______________________

Although the Company expects and intends to maintain the Plan in force indefinitely, it may at any time be terminated, partially terminated or contributions thereunder discontinued by action of the Board of Directors of USLIFE. In the event of termination or partial termination of the Plan or complete discontinuance of contributions under the Plan, no contribution will be made thereafter, except for a month the last day of which coincides with or precedes such termination or discontinuance; no distribution shall be made except as provided in the Plan; the rights of all participants to the amounts credited to their accounts as of the date of such complete or partial termination or discontinuance shall be fully vested; no person shall have any right or interest except with respect to the Trust Fund, and the Trustee will continue to act until the Trust Fund will have been distributed in accordance with the Plan.

In the event of a termination of the Plan, if any balance remains after all the benefits due under any section of the Plan have been paid in full, such balance will, subject to any charge which may be made by the Trustee, be returned to the Company or its successor.

Schedule II
___________
                                                               USLIFE Corporation Employee Savings and Investment Plan
(Page 1 of 2)
                                                          Allocation of Plan Assets and Liabilities to Investment Programs

                                                                               December 31, 1994 and 1993

                                                                                        December 31, 1994
                                                    _______________________________________________________________________

                                                                      Fund A -
                                                                      USLIFE
                                                                   Corporation     Fund B -     Fund C -       Fund D -
                                                                      Common       Fixed        General      Short Term
                                                                       Stock       Income       Equity       Investment
                   Assets                           Total Funds        Fund         Fund         Fund           Fund
                   ______                           ___________    ___________   __________   __________     __________
Investments, at market value:
   USLIFE Corporation common stock                 $18,365,873     $18,365,873   $    --      $    --        $    --
   Participation in Bankers Trust Company
    Discretionary Account - STIF                     6,178,057          --            --           --         6,178,057
   Participation in Bankers Trust Company
    Short/Intermediate Bond Fund - GEBT              6,212,953          --        6,212,953        --             --
   Participation in Bankers Trust Company
    Equity Fund -GEBT                                8,363,684          --            --       8,363,684          --
   Participation in Bankers Trust Company
    Directed Account - STIF                            581,872         573,963        --           --             --
   Loans to participants                             2,246,325          --            --           --             --
                                                   ____________    ____________  ___________  ___________    ___________
       Total investments                            41,948,764      18,939,836    6,212,953    8,363,684      6,178,057

Investment income accrued                               46,179           9,680        1,879        3,162         31,422
Accrued contributions receivable (refundable) (a):
   Participant                                          24,198          38,078       (8,170)      13,178        (18,888)
   Employer                                             11,611          11,611         --            --             --
   Inter-fund balances                                   --             18,564     (170,699)     (18,588)       170,723
                                                   ____________    ____________  ___________  ___________    ___________
       Total accrued contributions receivable           35,809          68,253     (178,869)      (5,410)       151,835
                                                   ____________    ____________  ___________  ___________    ___________
Remittances on participant loans
   pending investment                                    --             47,086        8,835       12,116          9,453
Loans receivable                                         --              --           --           --             --
                                                   ____________    ____________  ___________  ___________    ___________

       Total assets                                $42,030,752     $19,064,855   $6,044,798   $8,373,552     $6,370,767
                                                   ============    ============  ===========  ===========    ===========


      Liabilities and Plan Equity
      ___________________________

Distributions to terminated and withdrawing
 participants payable (cash)                       $   245,081     $   110,688   $   48,374   $   37,808     $   21,986

Forfeiture credits payable                              11,883          11,883       --           --             --

Payable from unallocated loan disbursements              --              --           --           --             --

Loans payable                                            --             38,236        9,286        1,920         20,493

                                                   ____________    ____________  ___________  ___________    ___________

       Total liabilities                               256,964         160,807       57,660       39,728         42,479
Plan equity                                         41,773,788      18,904,048    5,987,138    8,333,824      6,328,288
                                                   ____________    ____________  ___________  ___________    ___________

       Total liabilities and plan equity           $42,030,752     $19,064,855   $6,044,798   $8,373,552     $6,370,767
                                                   ============    ============  ===========  ===========    ===========

(a) Net of inter-fund receivables and payables.

Schedule II
___________

(Page 1 of 2) (continued)
                                                            December 31, 1994
                                                    _______________________________




                                                         Loans          Inter-Fund
                                                           to         Consolidating
                   Assets                             Participants     Adjustments
                   ______                             ____________    _____________
Investments, at market value:
   USLIFE Corporation common stock                    $     --        $     --
   Participation in Bankers Trust Company
    Discretionary Account - STIF                            --              --
   Participation in Bankers Trust Company
    Short/Intermediate Bond Fund - GEBT                     --              --
   Participation in Bankers Trust Company
    Equity Fund -GEBT                                       --              --
   Participation in Bankers Trust Company
    Directed Account - STIF                                 7,909           --
   Loans to participants                                2,246,325           --
                                                      ____________     __________
       Total investments                                2,254,234           --

Investment income accrued                                      36           --
Accrued contributions receivable (refundable) (a):
   Participant                                              --              --
   Employer                                                 --              --
   Inter-fund balances                                      --              --
                                                      ____________     __________
       Total accrued contributions receivable               --              --
                                                      ____________     __________
Remittances on participant loans
   pending investment                                       --           (77,490)
Loans receivable                                           69,935        (69,935)
                                                      ____________     __________

       Total assets                                    $2,324,205      $(147,425)
                                                      ============     ==========


      Liabilities and Plan Equity
      ___________________________

Distributions to terminated and withdrawing
 participants payable (cash)                           $   26,225      $    --

Forfeiture credits payable                                  --              --

Payable from unallocated loan disbursements                77,490        (77,490)

Loans payable                                                --          (69,935)

                                                      ____________     __________

       Total liabilities                                  103,715       (147,425)
Plan equity                                             2,220,490           --
                                                      ____________     __________

       Total liabilities and plan equity               $2,324,205      $(147,425)
                                                      ============     ==========

(a) Net of inter-fund receivables and payables.

Schedule II
___________
                                                               USLIFE Corporation Employee Savings and Investment Plan
(Page 2 of 2)
                                                          Allocation of Plan Assets and Liabilities to Investment Programs

                                                                               December 31, 1994 and 1993

                                                                                        December 31, 1993
                                                    _______________________________________________________________________

                                                                      Fund A -
                                                                      USLIFE
                                                                   Corporation     Fund B -     Fund C -       Fund D -
                                                                      Common       Fixed        General      Short Term
                                                                       Stock       Income       Equity       Investment
                   Assets                           Total Funds        Fund         Fund         Fund           Fund
                   ______                           ___________    ___________   __________   __________     __________
Investments, at market value:
   USLIFE Corporation common stock                 $18,158,628     $18,158,628   $      --    $      --      $      --
   Participation in Bankers Trust Company
    Discretionary Account - STIF                     5,601,727             --           --           --       5,601,727
   Participation in Bankers Trust Company
    Short/Intermediate Bond Fund - GEBT              6,160,487             --     6,160,487          --             --
   Participation in Bankers Trust Company
    Equity Fund -GEBT                                8,319,977             --           --     8,319,977            --
   Participation in Bankers Trust Company
    Directed Account - STIF                            632,871         625,072          --           --             --
   Loans to participants                             2,064,412             --           --           --             --
                                                   ____________    ____________  ___________  ___________    ___________
       Total investments                            40,938,102      18,783,700    6,160,487    8,319,977      5,601,727

Investment income accrued                               31,067           8,031        1,837        2,713         18,373
Accrued contributions receivable (refundable) (a):
   Participant                                             522          15,063       11,286       15,103        (40,930)
   Employer                                                --              --           --           --             --
   Inter-fund balances                                     --           63,808      (65,380)      14,095        (12,523)
                                                   ____________     ___________  ___________  ___________    ___________
       Total accrued contributions receivable              522          78,871      (54,094)      29,198        (53,453)
                                                   ____________     ___________  ___________  ___________    ___________
Remittances on participant loans
   pending investment                                      --           31,010       13,876       12,479         12,229
Loans receivable                                           --              --           --           --             --
                                                   ____________     ___________  ___________  ___________    ___________

       Total assets                                $40,969,691     $18,901,612   $6,122,106   $8,364,367     $5,578,876
                                                   ============    ============  ===========  ===========    ===========


      Liabilities and Plan Equity
      ___________________________

Distributions to terminated and withdrawing
 participants payable (cash)                       $   114,417      $   59,210   $    9,540   $   11,842     $   25,302

Payable to Bankers Trust Company                           --              --           --           --             --

Forfeiture credits payable                               9,441           9,441          --           --             --

Payable from unallocated loan disbursements                --              --           --           --             --

Loans payable                                              --           47,951        9,202        7,459         19,088

                                                   ____________    ____________  ___________  ___________    ___________

       Total liabilities                               123,858         116,602       18,742       19,301         44,390
Plan equity                                         40,845,833      18,785,010    6,103,364    8,345,066      5,534,486
                                                   ____________    ____________  ___________  ___________    ___________

       Total liabilities and plan equity           $40,969,691     $18,901,612   $6,122,106   $8,364,367     $5,578,876
                                                   ============    ============  ===========  ===========    ===========

(a) Net of inter-fund receivables and payables.

Schedule II
___________

(Page 2 of 2) (continued)
                                                          December 31, 1993
                                                    ____________________________




                                                      Loans          Inter-Fund
                                                        to         Consolidating
                   Assets                          Participants     Adjustments
                   ______                          ____________    _____________
Investments, at market value:
   USLIFE Corporation common stock                 $       --      $      --
   Participation in Bankers Trust Company
    Discretionary Account - STIF                           --             --
   Participation in Bankers Trust Company
    Short/Intermediate Bond Fund - GEBT                    --             --
   Participation in Bankers Trust Company
    Equity Fund -GEBT                                      --             --
   Participation in Bankers Trust Company
    Directed Account - STIF                              7,799            --
   Loans to participants                             2,064,412            --
                                                   ____________     __________
       Total investments                             2,072,211            --

Investment income accrued                                  113            --
Accrued contributions receivable (refundable) (a):                        --
   Participant                                             --             --
   Employer                                                --             --
   Inter-fund balances                                     --             --
                                                   ____________     __________
       Total accrued contributions receivable              --             --
                                                   ____________     __________
Remittances on participant loans
   pending investment                                      --         (69,594)
Loans receivable                                           --             --
                                                   ____________     __________

       Total assets                                 $2,072,324      $ (69,594)
                                                   ============     ==========


      Liabilities and Plan Equity
      ___________________________

Distributions to terminated and withdrawing
 participants payable (cash)                        $    8,523      $     --

Payable to Bankers Trust Company                           --             --

Forfeiture credits payable                                 --             --

Payable from unallocated loan disbursements             69,594        (69,594)

Loans payable                                          (83,700)           --

                                                   ____________     __________

       Total liabilities                                (5,583)       (69,594)
Plan equity                                          2,077,907            --
                                                   ____________     __________

       Total liabilities and plan equity            $2,072,324      $ (69,594)
                                                   ============     ==========

(a) Net of inter-fund receivables and payables.

Schedule III
____________

(Page 1 of 3)

                                                        USLIFE Corporation Employee Savings and Investment Plan
                                                Allocation of Plan Income and Changes in Plan Equity to Investment Programs
                                                                    For the Three Years Ended December 31, 1994
                                                                                      1994
                                                __________________________________________________________________________________
                                                                  Fund A -
                                                                  USLIFE
                                                               Corporation     Fund B -     Fund C -       Fund D -
                                                                  Common       Fixed        General      Short Term      Loans
                                                                   Stock       Income       Equity       Investment       to
                                                Total Funds        Fund         Fund         Fund           Fund      Participants
                                                ___________    ___________   __________   __________     __________  _____________
Investment income:
  Dividends on common stock                  $    632,794     $   632,794   $     --     $     --       $     --      $     --
  Income from pooled investment funds             268,993          14,186          353          444        253,679           331
  Interest on loans to participants               144,743          62,893       22,273       35,003         24,574          --
                                              ____________    ____________  ___________  ___________    ___________   ___________
     Total investment income                    1,046,530         709,873       22,626       35,447        278,253           331

Appreciation of USLIFE Corporation common
 stock distributed to terminated and
 withdrawing participants                          49,627          49,627         --           --             --            --

Net gain on sale of securities                    434,318            --        202,650      231,668           --            --

Unrealized appreciation or (depreciation)
  of plan assets                               (2,966,879)     (1,819,980)    (331,432)    (815,467)          --            --
                                              ____________    ____________  ___________  ___________    ___________   ___________
                                               (1,436,404)     (1,060,480)    (106,156)    (548,352)       278,253           331
                                              ____________    ____________  ___________  ___________    ___________   ___________

Contributions:
  Rollover                                        219,739          48,139       81,072       87,537          2,991          --
  Participant                                   3,814,105       1,081,591      521,671    1,153,830      1,057,013          --
  Employer:
     USLIFE Corporation common stock            1,156,081       1,156,081         --           --             --            --
     Cash                                         629,419         629,419         --           --             --            --
                                              ____________    ____________  ___________  ___________    ___________   ___________

     Total contributions                        5,819,344       2,915,230      602,743    1,241,367      1,060,004          --
                                              ____________    ____________  ___________  ___________    ___________   ___________

Repayment of participant loans                       --           419,049      105,809      135,162        114,181      (774,201)

     Total additions to plan                    4,382,940       2,273,799      602,396      828,177      1,452,438      (773,870)
                                              ____________    ____________  ___________  ___________    ___________   ___________

Distributions to terminated and
 withdrawing participants:
     USLIFE Corporation common stock              158,023         158,023         --           --             --            --
     Cash                                       3,296,962       1,484,449      589,441      657,955        500,635        64,482
                                              ____________    ____________  ___________  ___________    ___________   ___________
     Total distributions                        3,454,985       1,642,472      589,441      657,955        500,635        64,482
                                              ____________    ____________  ___________  ___________    ___________   ___________

Transfer of assets to loan fund                      --          (512,289)    (129,181)    (181,464)      (158,001)      980,935
                                              ____________    ____________  ___________  ___________    ___________   ___________

     Changes in plan equity                       927,955         119,038     (116,226)     (11,242)       793,802       142,583
                                              ____________    ____________  ___________  ___________    ___________   ___________

Plan equity:
 Beginning of year                             40,845,833      18,785,010    6,103,364    8,345,066      5,534,486     2,077,907
                                              ____________    ____________  ___________  ___________    ___________   ___________
 End of year                                  $41,773,788     $18,904,048   $5,987,138   $8,333,824     $6,328,288    $2,220,490
                                              ============    ============  ===========  ===========    ===========   ===========

Schedule III
____________

(Page 2 of 3)

                                                        USLIFE Corporation Employee Savings and Investment Plan
                                                Allocation of Plan Income and Changes in Plan Equity to Investment Programs
                                                                    For the Three Years Ended December 31, 1994
                                                                                      1993
                                                __________________________________________________________________________________
                                                                  Fund A -
                                                                  USLIFE
                                                               Corporation     Fund B -     Fund C -       Fund D -
                                                                  Common       Fixed        General      Short Term      Loans
                                                                   Stock       Income       Equity       Investment       to
                                                Total Funds        Fund         Fund         Fund           Fund      Participants
                                                ___________    ___________   __________   __________     __________   ____________
Investment income:
  Dividends on common stock                    $   565,234      $  565,234   $      --    $      --      $      --     $      --
  Income from pooled investment funds              191,589           7,357          494          635        182,723           380
  Interest on loans to participants                146,437          81,123       13,845       27,621         23,848           --
                                               ___________     ___________   __________   __________     __________    __________
     Total investment income                       903,260         653,714       14,339       28,256        206,571           380

Appreciation of USLIFE Corporation common
 stock distributed to terminated and
 withdrawing participants                           61,870          61,870          --           --             --            --

Net gain on sale of securities                     352,353          73,203      154,534      124,616            --            --

Unrealized appreciation
  of plan assets                                 1,923,905         807,628      365,262      751,015            --            --
                                               ___________     ___________   __________   __________     __________    __________
                                                 3,241,388       1,596,415      534,135      903,887        206,571           380
                                               ___________     ___________   __________   __________     __________    __________

Contributions:
  Rollover                                         258,979          31,080       82,377      107,101         38,421           --
  Participant                                    3,751,933         634,325      915,088    1,739,360        463,160           --
  Employer:
     USLIFE Corporation common stock             1,097,881       1,097,881          --           --             --            --
     Cash                                          692,655         692,655          --           --             --            --
                                               ___________     ___________   __________   __________     __________    __________

     Total contributions                         5,801,448       2,455,941      997,465    1,846,461        501,581           --
                                               ___________     ___________   __________   __________     __________    __________

Repayment of participant loans                       --            377,201      105,345      129,315        140,784      (752,645)

     Total additions to plan                     9,042,836       4,429,557    1,636,945    2,879,663        848,936      (752,265)
                                               ___________     ___________   __________   __________     __________    __________

Distributions to terminated and
 withdrawing participants:
     USLIFE Corporation common stock               310,701         310,701          --           --             --            --
     Cash                                        2,613,982       1,020,625      413,273      489,262        591,077        99,745
                                               ___________     ___________   __________   __________     __________    __________
     Total distributions                         2,924,683       1,331,326      413,273      489,262        591,077        99,745
                                               ___________     ___________   __________   __________     __________    __________

Transfer of assets to loan fund                      --           (594,479)    (116,265)    (173,341)      (180,317)    1,064,402
                                               ___________     ___________   __________   __________     __________    __________

     Changes in plan equity                      6,118,153       2,503,752    1,107,407    2,217,060         77,542       212,392
                                               ___________     ___________   __________   __________     __________    __________

Plan equity:
 Beginning of year                              34,727,680      16,281,258    4,995,957    6,128,006      5,456,944     1,865,515
                                               ___________     ___________   __________   __________     __________    __________
 End of year                                   $40,845,833     $18,785,010   $6,103,364   $8,345,066     $5,534,486    $2,077,907
                                               ===========     ===========   ==========   ==========     ==========    ==========

Schedule III
____________

(Page 3 of 3)

                                                        USLIFE Corporation Employee Savings and Investment Plan
                                                Allocation of Plan Income and Changes in Plan Equity to Investment Programs
                                                                    For the Three Years Ended December 31, 1994
                                                                                      1992
                                                __________________________________________________________________________________
                                                                  Fund A -
                                                                  USLIFE
                                                               Corporation     Fund B -     Fund C -       Fund D -
                                                                  Common       Fixed        General      Short Term      Loans
                                                                   Stock       Income       Equity       Investment       to
                                                Total Funds        Fund         Fund         Fund           Fund      Participants
                                                ___________    ___________   __________   __________     __________   ____________
Investment income:
  Dividends on common stock                    $   486,409      $  486,409   $    --      $    --        $    --       $    --
  Income from pooled investment funds              212,179           6,600          982        1,571        202,558        468
  Interest on loans to participants                137,498          62,230       18,770       28,107         28,391         --
                                               ___________      __________   __________   __________     __________    __________
     Total investment income                       836,086         555,239       19,752       29,678        230,949        468

Appreciation of USLIFE Corporation common
 stock distributed to terminated and
 withdrawing participants                            9,460           9,460        --           --             --            --

Net gain on sale of securities                     115,095           --          53,359       61,736          --            --

Unrealized appreciation
  of plan assets                                 2,540,982       1,934,414      275,713      330,855          --            --
                                               ___________      __________   __________   __________     __________    __________
                                                 3,501,623       2,499,113      348,824      422,269        230,949        468
                                               ___________      __________   __________   __________     __________    __________

Contributions:
  Rollover                                          75,060           1,562       33,845       17,270         22,383         --
  Participant                                    3,390,369         491,946      745,687    1,287,742        864,994         --
  Employer:
     USLIFE Corporation common stock               947,772         947,772        --           --             --            --
     Cash                                          661,050         661,050        --           --             --            --
                                               ___________      __________   __________   __________     __________    __________

     Total contributions                         5,074,251       2,102,330      779,532    1,305,012        887,377         --
                                               ___________      __________   __________   __________     __________    __________

Repayment of participant loans                       --            258,037       61,922      101,790        102,060      (523,809)

     Total additions to plan                     8,575,874       4,859,480    1,190,278    1,829,071      1,220,386      (523,341)
                                               ___________      __________   __________   __________     __________    __________

Distributions to terminated and
 withdrawing participants:
     USLIFE Corporation common stock               115,938         115,938        --           --             --            --
     Cash                                        2,706,071       1,122,633      393,254      353,124        771,193        65,867
                                               ___________      __________   __________   __________     __________    __________
     Total distributions                         2,822,009       1,238,571      393,254      353,124        771,193        65,867
                                               ___________      __________   __________   __________     __________    __________

Transfer of assets to loan fund                      --           (489,169)    (109,797)    (138,831)      (154,783)      892,580
                                               ___________      __________   __________   __________     __________    __________

     Changes in plan equity                      5,753,865       3,131,740      687,227    1,337,116        294,410       303,372
                                               ___________      __________   __________   __________     __________    __________

Plan equity:
 Beginning of year                              28,973,815      13,149,518    4,308,730    4,790,890      5,162,534     1,562,143
                                               ___________      __________   __________   __________     __________    __________
 End of year                                   $34,727,680     $16,281,258   $4,995,957   $6,128,006     $5,456,944    $1,865,515
                                               ===========      ==========   ==========   ==========     ==========    ==========

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     __________________________________




  The Board of Directors and Shareholders
  USLIFE Corporation:



  We consent to incorporation by reference in Registration Statements Nos. 2-75011 and 33-13999 on Form S-8 of USLIFE Corporation of our report dated March 30, 1995, relating to the statements of financial position of the USLIFE Corporation Employee Savings and Investment Plan as of December 31, 1994 and 1993, and the related statements of income and changes in plan equity for each of the years in the three-year period ended December 31, 1994, and related financial statement schedules, which report appears in the December 31, 1994 annual report on Form 11-K of the Plan.




                            /s/ KPMG Peat Marwick LLP
                                KPMG Peat Marwick LLP


  March 30, 1995
  345 Park Avenue
  New York, New York